                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                    935,617.84
           Available Funds:
                     Contract Payments due and received in this period                                         4,104,628.32
                     Contract Payments due in prior period(s) and received in this period                        219,410.40
                     Contract Payments received in this period for next period                                   107,057.16
                     Sales, Use and Property Tax payments received                                                58,641.34
                     Prepayment Amounts related to early termination in this period                              139,804.95
                     Servicer Advance                                                                            489,501.05
                     Proceeds received from recoveries on previously Defaulted Contracts                               0.00
                     Transfer from Reserve Account                                                                10,806.66
                     Interest earned on Collection Account                                                        20,157.75
                     Interest earned on Affiliated Account                                                           966.43
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                         Agreement Section 5.03                                                                        0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                         (Substituted contract < Predecessor contract)                                             3,955.66
                     Amounts paid under insurance policies                                                             0.00
                     Maintenance, Late Charges and any other amounts                                              29,023.25

                                                                                                              -------------
           Total Available Funds                                                                               6,119,570.81
           Less: Amounts to be Retained in Collection Account                                                    775,873.02
                                                                                                              -------------
           AMOUNT TO BE DISTRIBUTED                                                                            5,343,697.79
                                                                                                              =============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                        0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                             Servicer Advances                                                                   219,410.40
                     3.      To Noteholders (For Servicer Report immediately following
                             the Final Additional Closing Date)
                                    a) Class A1 Principal and Interest                                                 0.00
                                    a) Class A2 Principal (distributed after A1 Note
                                       matures) and Interest                                                           0.00
                                    a) Class A3 Principal (distributed after A2 Note
                                       matures) and Interest                                                   3,864,718.79
                                    a) Class A4 Principal (distributed after A3 Note
                                       matures) and Interest                                                     219,862.50
                                    a) Class A5 Principal (distributed after A4 Note
                                       matures) and Interest                                                     234,054.83
                                    b) Class B Principal and Interest                                             73,777.59
                                    c) Class C Principal and Interest                                            148,732.75
                                    d) Class D Principal and Interest                                            100,634.55
                                    e) Class E Principal and Interest                                            133,771.41

                     4.      To Reserve Account for Requirement per Indenture Agreement
                             Section 3.08                                                                              0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve
                             Account Distribution
                                    a) Residual Interest (Provided no Restricting or
                                       Amortization Event in effect)                                              47,377.39
                                    b) Residual Principal (Provided no Restricting or
                                       Amortization Event in effect)                                             122,178.18
                                    c) Reserve Account Distribution (Provided no
                                       Restricting or Amortization Event in effect)                               10,806.66
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank
                             Interest Earned and Any Other Amounts                                               108,788.77
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                         59,583.97
                                                                                                              -------------
           TOTAL FUNDS DISTRIBUTED                                                                             5,343,697.79
                                                                                                              =============

                                                                                                              -------------
           End of Period Collection Account Balance {Includes Payments in Advance &
               Restricting Event Funds (if any)}                                                                 775,873.02
                                                                                                              =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                             $2,511,821.93

            - Add Investment Earnings                                                                             10,806.66
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                           0.00

            - Less Distribution to Certificate Account                                                            10,806.66
                                                                                                              -------------
End of period balance                                                                                         $2,511,821.93
                                                                                                              =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                    $2,511,821.93
                                                                                                              =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Pool A                       114,296,567.74
                           Pool B                        25,516,032.18
                                                        --------------
                                                                                139,812,599.92
Class A Overdue Interest, if any                                  0.00
Class A Monthly Interest - Pool A                           610,716.53
Class A Monthly Interest - Pool B                           136,338.87

Class A Overdue Principal, if any                                 0.00
Class A Monthly Principal - Pool A                        2,706,277.77
Class A Monthly Principal - Pool B                          865,302.95
                                                        --------------
                                                                                  3,571,580.72
Ending Principal Balance of the Class A Notes
                           Pool A                       111,590,289.97
                           Pool B                        24,650,729.23
                                                        --------------
                                                                                --------------
                                                                                136,241,019.20
                                                                                ==============

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000           Ending Principal
Original Face $221,020,000          Original Face $221,020,000          Balance Factor
       $ 3.380035                         $ 16.159536                      61.641942%
-----------------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                              0.00
                           Class A2                                              0.00
                           Class A3                                     56,192,599.92
                           Class A4                                     41,000,000.00
                           Class A5                                     42,620,000.00
                                                                       --------------

Class A Monthly Interest                                                                        139,812,599.92
                           Class A1 (Actual Number Days/360)                     0.00
                           Class A2                                              0.00
                           Class A3                                        293,138.07
                           Class A4                                        219,862.50
                           Class A5                                        234,054.83
                                                                       --------------

Class A Monthly Principal
                           Class A1                                              0.00
                           Class A2                                              0.00
                           Class A3                                      3,571,580.72
                           Class A4                                              0.00
                           Class A5                                              0.00
                                                                       --------------
                                                                                                  3,571,580.72
Ending Principal Balance of the Class A Notes
                           Class A1                                              0.00
                           Class A2                                              0.00
                           Class A3                                     52,621,019.20
                           Class A4                                     41,000,000.00
                           Class A5                                     42,620,000.00
                                                                       --------------
                                                                                                --------------
                                                                                                136,241,019.20
                                                                                                ==============

Class A3
---------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000          Ending Principal
Original Face $62,400,000          Original Face $62,400,000          Balance Factor
       $ 4.69773                          $ 57.236871                    84.328556%
---------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001

V. CLASS B NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class B Notes
                                   Pool A                     1,948,606.88
                                   Pool B                       435,018.75
                                                              ------------
                                                                                   2,383,625.63

   Class B Overdue Interest, if any                                   0.00
   Class B Monthly Interest - Pool A                             10,538.72
   Class B Monthly Interest - Pool B                              2,352.73
   Class B Overdue Principal, if any                                  0.00
   Class B Monthly Principal - Pool A                            46,134.98
   Class B Monthly Principal - Pool B                            14,751.16
                                                              ------------
                                                                                      60,886.14
   Ending Principal Balance of the Class B Notes
                                   Pool A                     1,902,471.90
                                   Pool B                       420,267.59
                                                              ------------
                                                                                   ------------
                                                                                   2,322,739.49
                                                                                   ============


-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $3,768,000          Original Face $3,768,000           Balance Factor
      $ 3.421298                        $ 16.158742                     61.643829%
-------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

    Beginning Principal Balance of the Class C Notes
                                    Pool A                     3,898,014.52
                                    Pool B                       870,236.76
                                                               ------------
                                                                                              4,768,251.28

    Class C Overdue Interest, if any                                   0.00
    Class C Monthly Interest - Pool A                             22,040.02
    Class C Monthly Interest - Pool B                              4,920.46
    Class C Overdue Principal, if any                                  0.00
    Class C Monthly Principal - Pool A                            92,269.95
    Class C Monthly Principal - Pool B                            29,502.32
                                                               ------------
                                                                                                121,772.27
    Ending Principal Balance of the Class C Notes
                                    Pool A                     3,805,744.57
                                    Pool B                       840,734.44
                                                               ------------
                                                                                              ------------
                                                                                              4,646,479.01
                                                                                              ============


--------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $7,537,000          Original Face $7,537,000           Balance Factor
     $ 3.577084                         $ 16.156597                     61.648919%
--------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
                                     Pool A                     2,598,142.53
                                     Pool B                       580,024.98
                                                                ------------
                                                                                       3,178,167.51

     Class D Overdue Interest, if any                                   0.00
     Class D Monthly Interest - Pool A                             15,902.80
     Class D Monthly Interest - Pool B                              3,550.24
     Class D Overdue Principal, if any                                  0.00
     Class D Monthly Principal - Pool A                            61,513.30
     Class D Monthly Principal - Pool B                            19,668.21
                                                                ------------
                                                                                          81,181.51
     Ending Principal Balance of the Class D Notes
                                     Pool A                     2,536,629.23
                                     Pool B                       560,356.77
                                                                ------------
                                                                                       ------------
                                                                                       3,096,986.00
                                                                                       ============


--------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $5,024,000          Original Face $5,024,000           Balance Factor
      $ 3.872022                         $ 16.158740                   61.643830%
--------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                                        Pool A                  3,249,279.65
                                        Pool B                    725,429.76
                                                                ------------
                                                                                       3,974,709.41

        Class E Overdue Interest, if any                                0.00
        Class E Monthly Interest - Pool A                          26,400.40
        Class E Monthly Interest - Pool B                           5,894.12
        Class E Overdue Principal, if any                               0.00
        Class E Monthly Principal - Pool A                         76,891.63
        Class E Monthly Principal - Pool B                         24,585.26
                                                                ------------
                                                                                         101,476.89
        Ending Principal Balance of the Class E Notes
                                        Pool A                  3,172,388.02
                                        Pool B                    700,844.50
                                                                ------------
                                                                                       ------------
                                                                                       3,873,232.52
                                                                                       ============


-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $6,282,000          Original Face $6,282,000           Balance Factor
      $ 5.140802                        $ 16.153596                     61.656041%
-------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

    Beginning Residual Principal Balance
                                    Pool A                                        3,902,255.60
                                    Pool B                                          870,959.75
                                                                                  ------------
                                                                                                        4,773,215.35

    Residual Interest - Pool A                                                       38,716.14
    Residual Interest - Pool B                                                        8,661.25
    Residual Principal - Pool A                                                      92,577.52
    Residual Principal - Pool B                                                      29,600.66
                                                                                  ------------
                                                                                                          122,178.18
    Ending Residual Principal Balance
                                    Pool A                                        3,809,678.08
                                    Pool B                                          841,359.09
                                                                                  ------------
                                                                                                        ------------
                                                                                                        4,651,037.17
                                                                                                        ============


X. PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                     59,583.97
      - Servicer Advances reimbursement                                                                   219,410.40
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                   108,788.77
                                                                                                        ------------
     Total amounts due to Servicer                                                                        387,783.14
                                                                                                        ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture
         Agreement, at the beginning of the related Collection Period                                            129,892,866.95

      Aggregate Discounted Contract Balance of Additional Contracts
         acquired during Collection Period                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                             3,075,665.15

      Aggregate Discounted Contract Balance, as defined in Indenture
         Agreement, at the ending of the related Collection Period                                               --------------
                                                                                                                 126,817,201.80
                                                                                                                 ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                      3,073,616.04

          - Principal portion of Prepayment Amounts                                                2,049.11

          - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                                0.00

          - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                               0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                                    0.00

                                                                                             --------------
                           Total Decline in Aggregate Discounted Contract Balance              3,075,665.15
                                                                                             ==============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture
         Agreement, at the beginning of the related Collection Period                                             28,997,702.21

      Aggregate Discounted Contract Balance of Additional Contracts
         acquired during Collection Period                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                               983,410.55

      Aggregate Discounted Contract Balance, as defined in Indenture                                             --------------
         Agreement, at the ending of the related Collection Period                                                28,014,291.66
                                                                                                                 ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        846,481.80

          - Principal portion of Prepayment Amounts                                              136,928.75

          - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                                0.00

          - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted Contracts during the Collection Period                               0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                                    0.00

                                                                                              --------------
                           Total Decline in Aggregate Discounted Contract Balance                983,410.55
                                                                                              ==============

                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                154,831,493.46
                                                                                                                 ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                                 Predecessor
                                                                Discounted                       Predecessor         Discounted
              Lease #         Lessee Name                       Present Value                    Lease #             Present Value
              -------         -----------                       ----------------------           -------             -------------
              2199-001        Regional Radiology, LLC                    $1,112,975.58           1881-001            $2,435,321.88
              1231-041        Radnet Management, Inc.                      $953,502.31
              1560-013        Drew Medical inc                             $342,866.78
                              Cash                                          $25,977.21








                                                                         -------------                               -------------
                                                                Totals:  $2,435,321.88                               $2,435,321.88


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                               $2,435,321.88
              b) ADCB OF POOL A AT CLOSING DATE                                                                    $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                          NO     X
                                                                                      ---                          --------

              POOL B                                                                                                  Predecessor
                                                                Discounted                       Predecessor          Discounted
              Lease #         Lessee Name                       Present Value                    Lease #              Present Value
              -------         -----------                       --------------                    -------              -------------
                              NONE









                                                                         -----                                        -------------
                                                                Totals:  $0.00                                                $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                       $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%


* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                              $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                          NO     X
                                                                                      ----                         --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                     Predecessor
                                                             Discounted                       Predecessor           Discounted
        Lease #           Lessee Name                        Present Value                    Lease #               Present Value
        -------           -----------                        ---------------------------      -------               -------------
        408-502           Western Kentucky Diagnostic                        $495,646.95      277-103               $2,561,363.27
        1042-501          Pinnacle Imaging, Inc.                           $1,631,421.93      1513-002                $953,250.10
        2375-001          Tuscarawas Ambulatory                            $1,286,730.05      1725-002                $588,254.35
        1097-506          Advanced Healthcare Resources                      $675,567.93
                          Cash                                                $13,500.87






                                                                           --------------                           --------------
                                                             Totals:       $4,102,867.73                            $4,102,867.72


        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              4,102,867.72
        b) ADCB OF POOL A AT CLOSING DATE                                                                         $201,135,070.09
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                  NO     X
                                                                               ---                  --------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                              Discounted                 Predecessor              Discounted
        Lease #           Lessee Name                         Present Value              Lease #                  Present Value
        -------           -----------                         -------------              -------                  -------------
        1528-003          U.S. Neurosurgical, Inc.                     $642,004.10       960-501                     $82,012.38
        2826-003          Newark Health Imaging, L.L.C.                $205,317.69       960-502                     $28,390.17
        2906-001          Laser Vision Centers, Inc.                   $496,511.61       1043-501                   $641,289.38
                          Cash                                           $3,932.26       1043-502                   $596,073.73






                                                                       -----------                                -------------
                                                              Totals:  $1,347,765.66                               $1,347,765.66

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                         $1,347,765.66
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              2.69%


            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $1,347,765.66
b)  Total discounted Contract Balance of Substitute Receivables                         $1,343,833.41
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $3,932.26


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES    X                             NO
                                                                                        --------                             --

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2001

XV. POOL PERFORMANCE MEASUREMENTS


1.                     AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
              This Month                               4,353,372.01             This Month                           154,831,493.46
              1 Month Prior                            5,414,515.29             1 Month Prior                        158,890,569.16
              2 Months Prior                           5,301,134.83             2 Months Prior                       163,536,155.02

              Total                                   15,069,022.13             Total                                477,258,217.64

              a) 3 MONTH AVERAGE                       5,023,007.38             b) 3 MONTH AVERAGE                   159,086,072.55

              c) a/b                                          3.16%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                           Yes                     No        X
                                                                                               ----------             ------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                        Yes                     No        X
                                                                                               ----------             ------------
              B. An Indenture Event of Default has occurred and is
                    then continuing?                                                       Yes                     No        X
                                                                                               ----------             ------------

4.            Has a Servicer Event of Default occurred?                                    Yes                     No        X
                                                                                               ----------             ------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                             Yes                     No        X
                                                                                               ----------             ------------
              B. Bankruptcy, insolvency, reorganization; default/violation of
                   any covenant or obligation not remedied within 90 days?                 Yes                     No        X
                                                                                               ----------             ------------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes                     No        X
                                                                                               ----------             ------------


6.            Aggregate Discounted Contract Balance at Closing Date                        Balance  $       251,182,193.26
                                                                                                     ----------------------



              DELINQUENT LEASE SUMMARY

                        Days Past Due                Current Pool Balance                    # Leases
                        -------------                --------------------                    --------
                              31 - 60                        8,632,789.98                          34
                              61 - 90                        1,513,623.71                          13
                             91 - 180                        4,353,372.01                          21



              Approved By:
              Lisa J. Cruikshank
              Vice President